Exhibit 99.1

Marchex Announces Third Quarter 2013 Results

Strong Demand for Call Advertising Products Drives 22% year-over-year Revenue Growth

Leads to an Increase in Annual Guidance

SEATTLE — (BUSINESS WIRE) — November 5, 2013— Marchex, Inc. (NASDAQ:MCHX), a mobile advertising technology company, today announced its financial results for the third quarter ended September 30, 2013.

“As mobile adoption continues to expand, phone calls are rapidly emerging as one of the most valued actions in the purchasing path,” said Russell Horowitz, Chairman and CEO of Marchex. “We see growing momentum in our business as a result, and will continue to invest our time, energy and resources in building call analytics capabilities that drive the highest levels of client performance and transparency.”

Q3 2013 Financial Highlights1

•	GAAP revenue was $40.6 million for the third quarter of 2013, compared to $33.7 million for the third quarter of 2012. Non-GAAP revenue, which excludes domain sales recorded in GAAP revenue, was $39.7 million for the third quarter of 2013.

•	GAAP net income from continuing operations was $598,000 for the third quarter of 2013, compared to a GAAP net loss from continuing operations of $490,000 for the third quarter of 2012.

•	GAAP net income from continuing operations attributable to common stockholders per diluted share was $0.02 for the third quarter of 2013. This compares to GAAP net loss from continuing operations attributable to common stockholders per diluted share of $0.02 for the third quarter of 2012.

	Q3 2013	Q3 2012
GAAP Revenue	$40.6 million	$33.7 million
Non-GAAP Results below exclude Domain Sales and Discontinued Operations:
Non-GAAP Revenue [2,3]	$39.7 million	$33.7 million
Call-Driven and Other Revenue	$35.7 million	$29.3 million
Archeo Revenue [2,3]	$4.0 million	$4.4 million
Adjusted OIBA[3]	$2.5 million	$3.9 million
Adjusted EBITDA[3]	$3.4 million	$4.8 million

[1]	In July 2013, certain pay-per-click assets were sold. As a result, the financial results of these pay-per-click assets are presented as net loss from discontinued operations, net of tax in our condensed consolidated statements of operations in accordance with GAAP, and are excluded from all other results unless otherwise noted.
[2]	Excludes domain sales recognized in GAAP revenue. In September 2013 upon the launch of its domain marketplace, the company commenced recognizing domain sales as revenue.
[3]	Reconciliations of non-GAAP measures are included in the financial tables attached to this press release and we encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures.

•	Adjusted non-GAAP EPS[3] from continuing operations for the third quarter of 2013 was $0.04, compared to $0.06 for the third quarter of 2012.

•	Adjusted OIBA[3] excluding domain sales[2] was $2.5 million for the third quarter of 2013, compared to $3.9 million for the third quarter in 2012.

•	Adjusted EBITDA[3] excluding domain sales[2] was $3.4 million for the third quarter of 2013, compared to $4.8 million for the third quarter in 2012.

Marchex Q3 and Recent Call-Driven Business Highlights:

•	Revenue. Call-driven and other related revenue was $35.7 million for the third quarter of 2013 – a 22 percent increase compared to $29.2 million for the third quarter of 2012.

•	Products. We recently announced two technologies to transform mobile and call advertising measurement. Call DNA and Dynamic Tracking are designed to increase efficiency and significantly lower customer acquisition costs for advertisers by providing insights into which calls convert into sales. These unique, patent-pending technologies provide a new and deeper level of customer conversion data generated by ad campaigns.

Call DNA provides:

•	A simple, easy-to-understand visualization of what is happening on phone calls, and ultimately what outcomes were achieved, using automated call scoring technology.

•	A detailed break-down of how best to optimize advertising campaigns to improve sales and overall business performance.

Dynamic Tracking provides:

•	Details on what, exactly, triggered a phone call from a mobile consumer to an advertiser. This includes specific keywords, ad impressions and web-based sessions.

•	Easy campaign optimization to drive more calls from new customers.

•	People. During the quarter, Marchex announced that Clark Kokich, advertising technology expert and digital marketing thought leader, joined the company as its Chief Strategy Officer. Mr. Kokich, with more than 14 years of experience in the digital advertising space, most recently served as Chairman of Razorfish, one of the largest digital marketing agencies in the world, where he also held the roles of CEO and President. He also oversaw strategic direction at Razorfish and entrenched himself with clients, shaping digital innovation from the ground up. Razorfish was the largest operating division within aQuantive, an advertising technology and services giant, and Kokich helped grow the company from pre-IPO status in 1999 to more than $600 million in annualized sales, before it was acquired by Microsoft in 2007.

•	Customers and Partners. Marchex announced a partnership with Marin Software, a leading revenue acquisition management platform provider. Marin Software is now using Marchex Call Analytics to give agencies and advertisers powerful new insights into their ad campaigns and drive higher returns on ad spend. We also announced an integration with DoubleClick Search, a cross-engine search management platform. DoubleClick advertisers can now access our Call Analytics data to understand over-the-phone conversions that come from search-based ads.

•	In November, Marchex added its Twitter account @marchex.com (Twitter.com/Marchex) and its company blog at blog.marchex.com as designated channels to disclose material information.

Archeo Q3 Business Highlights:

•	Revenue. Archeo non-GAAP revenue was $4.0 million for the third quarter of 2013, which excludes domain sales recognized in GAAP revenue.

•	Domains sales. During the third quarter of 2013, Archeo sold a total of 81 domains that yielded $1.9 million.

•	During the quarter, Archeo announced the launch of the Domains Marketplace, which provides a gateway to the premium portfolio of more than 200,000 domain names.

•	In July 2013, certain pay-per-click assets were sold for proceeds totaling up to $2.6 million as part of a transaction to focus Archeo’s business on creating a premium domain marketplace. The financial results of these sold assets are presented as discontinued operations in our condensed consolidated statement of operations in accordance with GAAP.

Business Outlook

The following forward-looking statements reflect Marchex’s expectations as of November 5, 2013 and exclude domain sales and discontinued operations:

Financial guidance for the fiscal year ending December 31, 2013

Non-GAAP Revenue[1] excluding domain sales	More than $148.5 million
Call Driven Revenue	More than $134 million
Adjusted OIBA from continuing operations	$9-$10 million
Adjusted EBITDA from continuing operations[2]	$13-$14 million
Call Driven Adjusted EBITDA [3]	More than $9 million

[1]	Excludes historical and any prospective domain sales.
[2]	Includes estimated addbacks of $4.0 million related to additional depreciation and amortization.
[3]	This non-GAAP Call-Driven measure assigns all Marchex indirect overhead costs to the Call-Driven results. Reconciliations of non-GAAP measures are included in the financial tables attached to this press release and we encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures.

2013 GAAP income (loss) from continuing operations is expected to be ($0.8) million or better, assuming stock-based compensation between $9-$10 million and amortization of intangible assets from acquisitions between $3-$3.5 million. This estimate excludes any prospective domain sales or gain or loss on sales and disposals of intangible assets.

Financial guidance for the Fourth Quarter ending December 31, 2013

Non-GAAP Revenue[1] excluding domain sales	More than $36.5 million
Call Driven Revenue	More than $33.5 million
Adjusted OIBA from continuing operations	$2.1-$3.1 million
Adjusted EBITDA from continuing operations[2]	$3.1-$4.1 million

[1]	Excludes any prospective domain sales.
[2]	Includes estimated addbacks of $1.0 million related to additional depreciation and amortization.

Fourth quarter GAAP income (loss) from continuing operations is expected to be ($1.6) million or better, assuming stock-based compensation between $2-$3 million and amortization of intangible assets from acquisitions between $0.4-$0.7 million. This estimate excludes any prospective domain sales or gain or loss on sales and disposals of intangible assets.

Conference Call and Webcast Information

Management will hold a conference call, starting at 5:00 p.m. ET on Tuesday, November 5, 2013 to discuss its third quarter ended September 30, 2013 financial results, and other company updates. Access to the live webcast of the conference call will be available online from the Investors section of the Marchex’s website at www.marchex.com. An archived version of the webcast will also be available at the same location, beginning two hours after completion of the call.

About Marchex

Marchex is a mobile advertising technology company. The company provides a suite of products and services for businesses that depend on consumer phone calls to drive sales. Marchex’s mobile advertising platform delivers new customer phone calls to businesses, while its technology analyzes the data in these calls to help maximize ad campaign results. Marchex disrupts traditional advertising models by giving businesses full transparency into their ad campaign performance and charging them based on new customer acquisition.

Please visit www.marchex.com, blog.marchex.com or @marchex on Twitter (Twitter.com/Marchex), where Marchex discloses material information from time to time about the company, its financial information, and its business.

Forward-Looking Statements:

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, future financial position, future revenues, other financial guidance, acquisitions, projected costs, prospects, plans and objectives of management are forward-looking statements. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. There are a number of important factors that could cause Marchex’s actual results to differ materially from those indicated by such forward-looking statements which are described in the “Risk Factors” section of our most recent periodic report and registration statement filed with the SEC. All of the information provided in this release is as of November 5, 2013 and Marchex undertakes no duty to update the information provided herein.

Non-GAAP Financial Information:

To supplement Marchex’s consolidated financial statements presented in accordance with GAAP and to provide clarity internally and externally, Marchex uses certain non-GAAP measures of financial performance and liquidity, including OIBA , Adjusted OIBA, Adjusted EBITDA, Revenue excluding and including Domain Sales, Adjusted OIBA and EBITDA excluding and including Domain Sales, Revenue with Discontinued Operations excluding and including Domain Sales, and Adjusted OIBA and EBITDA with Discontinued Operations excluding and including Domain Sales. Marchex also provides Call-Driven and Archeo Adjusted OIBA and EBITDA, and Adjusted non-GAAP EPS.

OIBA represents income (loss) from operations plus (1) stock-based compensation expense and (2) amortization of intangible assets from acquisitions. This measure, among other things, is one of the primary metrics by which Marchex evaluates the performance of its business. Additionally, Marchex’s management uses Adjusted OIBA, which excludes any gain/loss on sales and disposals of intangible assets for each asset and acquisition and separation related costs as these items are not indicative of Marchex’s recurring core operating results and any domain sales contribution. Adjusted OIBA is the basis on which Marchex’s internal budgets are based and by which Marchex’s management is currently evaluated. Marchex believes these measures are useful to investors because they represent Marchex’s consolidated operating results, taking into account depreciation and other intangible amortization, which Marchex believes is an ongoing cost of doing business, but excluding the effects of certain other expenses or gain/loss such as stock-based compensation, amortization of intangible assets from acquisitions, acquisition and separation related costs, domain sales contribution and gain/loss on sales and disposals of intangible assets. Adjusted EBITDA represents income (loss) before interest, income taxes, depreciation, amortization, stock compensation expense, acquisition and separation related cost, domain sales contribution and gain/loss on sales and disposals of intangible assets. Marchex believes that Adjusted EBITDA is another alternative measure of liquidity to GAAP net cash provided by operating activities that provides meaningful supplemental information regarding liquidity and is used by Marchex’s management to measure its ability to fund operations and its financing obligations.

Revenue excluding Domain Sales represents GAAP revenue excluding domain sales sold through Marchex’s Domain Marketplace which are recognized in GAAP revenue. Revenue with Domain Sales represents GAAP revenue plus sales proceeds from the sale of intangible assets. Adjusted OIBA and EBITDA with Domain Sales includes the above descriptions of Adjusted OIBA and EBITDA plus any domain sales contribution and gain/loss on sales and disposals of intangible assets. Revenue with Discontinued Operations excluding Domain Sales represents GAAP Revenue plus discontinued operations and excludes domain sales sold through Marchex’s

Domain Marketplace and recognized in GAAP revenue. Revenue with Discontinued Operations including Domain Sales represents GAAP Revenue plus discontinued operations and includes sales proceeds from the sale of intangible assets. For GAAP purposes, operating results of discontinued operations are shown as discontinued operations in the condensed consolidated statements of operations. Adjusted OIBA and EBITDA with Discontinued Operations excluding Domain Sales includes the above descriptions of Adjusted OIBA and EBITDA plus the operating results of discontinued operations and excludes domain sales contribution. Adjusted OIBA and EBITDA with Discontinued Operations including Domain sales includes the above descriptions of Adjusted OIBA and EBITDA plus the operating results of discontinued operations and includes domain sales contribution and gain/loss on sales and disposals of intangible assets. Call-Driven Adjusted OIBA and EBITDA includes the above descriptions of Adjusted OIBA and EBITDA for the Call-Driven segment. Archeo non-GAAP Measures include the measures above for the Archeo segment. Financial analysts and investors may use the non-GAAP historical Revenue with Domain Sales, Adjusted OIBA and EBITDA with Domain Sales and similarly those including Discontinued Operations to help with comparative financial evaluation to make informed investment decisions. The Call-Driven Adjusted OIBA and EBITDA assigns all Marchex indirect overhead costs to the Call-Driven results.

Adjusted non-GAAP EPS represents Adjusted non-GAAP Net Income (Loss) applicable to common stockholders divided by GAAP diluted shares outstanding. Adjusted non-GAAP Net Income (Loss) applicable to common stockholders generally captures those items on the statement of operations that have been, or ultimately will be, settled in cash exclusive of certain items that are not indicative of Marchex’s recurring core operating results and represents net income (loss) applicable to common stockholders plus the net of tax effects of: (1) stock-based compensation expense, (2) amortization of intangible assets from acquisitions, (3) domain sales contribution and gain/loss on sales and disposals of intangible assets and domain sales contribution, (4) acquisition and separation related costs, (5) interest and other income (expense), (6) discontinued operations and gain on sale of discontinued operations, net of tax and (7) dividends paid to participating securities, and also excludes the effect of the tax valuation allowance. Financial analysts and investors may use Adjusted non-GAAP EPS to analyze Marchex’s financial performance since these groups have historically used EPS related measures, along with other measures, to estimate the value of a company, to make informed investment decisions, and to evaluate a company’s operating performance compared to that of other companies in its industry.

Marchex’s management believes that investors should have access to, and Marchex is obligated to provide, the same set of tools that management uses in analyzing the company’s results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, and should not be considered in isolation, as a substitute for, or superior to, GAAP results. Marchex’s non-GAAP financial measures may be defined differently from time to time and may be defined differently than similar titled terms used by other companies, and accordingly, care should be exercised in understanding how Marchex defines its non-GAAP financial measures in this release. Marchex endeavors to compensate for the limitations of the non-GAAP measures presented by providing the comparable GAAP measure with equal or greater prominence, GAAP financial statements, and detailed descriptions of the reconciling items and adjustments, including quantifying such items, to derive the non-GAAP measure.

For further information, contact:

Trevor Caldwell

Marchex Investor Relations

Telephone: 206.331.3600

Email: ir(at)marchex.com

Or

MEDIA INQUIRIES

Sonia Krishnan

Marchex Public Relations

Telephone: 206. 331.3434

Email: skrishnan(at)marchex.com

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	September 30,
	2012	2013
Revenue	$33,691	$40,560

Expenses:
Service costs (1), (2)	19,744	25,293
Sales and marketing (1), (2)	2,542	2,801
Product development (1), (2)	5,510	6,833
General and administrative (1), (2)	5,678	4,679
Amortization of intangible assets from acquisitions	1,055	709
Acquisition and separation related costs	296	286

Total operating expenses	34,825	40,601
Gain on sales and disposals of intangible assets, net	713	1,047

Income (loss) from operations	(421)	1,006
Interest expense and other, net	(118)	(19)

Income (loss) from continuing operations before provision for income taxes	(539)	987
Income tax expense (benefit)	(49)	389

Net income (loss) from continuing operations	(490)	598
Discontinued operations:
Loss from discontinued operations, net of tax	(53)	(46)
Gain on sale from discontinued operations, net of tax	—	929

Discontinued operations, net of tax	(53)	883
Net income (loss)	(543)	1,481
Dividends paid to participating securities	(123)	—

Net income (loss) applicable to common stockholders	$(666)	$1,481

Basic and diluted net income (loss) per share:
Net income (loss) from continuing operations	$(0.02)	$0.02
Discontinued operations - net of tax	(0.00)	0.02

Net income (loss) applicable to common stockholders	$(0.02)	$0.04
Dividends paid per share	$0.04	$—
Shares used to calculate basic net income (loss) per share applicable to common stockholders
Class A	9,570	8,377
Class B	24,536	27,308
Shares used to calculate diluted net income (loss) per share applicable to common stockholders
Class A	9,570	8,377
Class B	34,106	37,277

(1) Includes stock-based compensation allocated as follows:
Service costs	$554	$455
Sales and marketing	153	211
Product development	203	361
General and administrative	2,792	1,338

Total	$3,702	$2,365

(2) Certain reclassifications have been made to prior period to conform to current period presentation.

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Nine Months Ended
	September 30,
	2012	2013
Revenue	$100,358	$112,870

Expenses:
Service costs (1),(2)	56,821	68,025
Sales and marketing (1),(2)	10,494	8,350
Product development (1),(2)	17,237	20,586
General and administrative (1),(2)	17,281	15,003
Amortization of intangible assets from acquisitions	3,674	2,500
Acquisition and separation related costs	164	940

Total operating expenses	105,671	115,404
Gain on sales and disposals of intangible assets, net	5,434	3,739

Income from operations	121	1,205
Interest expense and other, net	(430)	(48)

Income (loss) from continuing operations before provision for income taxes	(309)	1,157
Income tax expense	458	797

Net income (loss) from continuing operations	(767)	360
Discontinued operations:
Loss from discontinued operations, net of tax	(95)	(77)
Gain on sale from discontinued operations, net of tax	—	929

Discontinued operations, net of tax	(95)	852
Net income (loss)	(862)	1,212
Dividends paid to participating securities	(262)	—

Net income (loss) applicable to common stockholders	$(1,124)	$1,212

Basic and diluted net income (loss) per share:
Net income (loss) from continuing operations	$(0.03)	$0.01
Discontinued operations - net of tax	(0.00)	0.02

Net income (loss) applicable to common stockholders	$(0.03)	$0.03
Dividends paid per share	$0.08	$—
Shares used to calculate basic net income (loss) per share applicable to common stockholders
Class A	9,576	9,168
Class B	24,303	26,280
Shares used to calculate diluted net income (loss) per share applicable to common stockholders
Class A	9,576	9,168
Class B	33,879	36,371

(1) Includes stock-based compensation allocated as follows:
Service costs	$1,545	$818
Sales and marketing	2,008	474
Product development	860	1,127
General and administrative	7,982	4,456

Total	$12,395	$6,875

(2) Certain reclassifications have been made to prior period to conform to current period presentation.

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	December 31,	September 30,
	2012	2013
Assets
Current assets:
Cash and cash equivalents	$15,930	$25,151
Accounts receivable, net	25,988	30,817
Prepaid expenses and other current assets	2,667	3,149
Refundable taxes	264	72
Deferred tax assets	830	1,108

Total current assets	45,679	60,297

Property and equipment, net	6,005	5,967
Deferred tax assets	27,677	26,494
Intangibles and other assets, net	611	569
Goodwill	65,815	65,679
Intangible assets from acquisitions, net	3,360	860

Total Assets	$149,147	$159,866

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable	$12,378	$15,440
Accrued expenses and other current liabilities	9,609	8,838
Deferred revenue	2,009	1,506

Total current liabilities	23,996	25,784

Other non-current liabilities	2,216	2,186

Total Liabilities	26,212	27,970

Class A common stock	98	80
Class B common stock	284	301
Treasury stock	(13)	—
Additional paid-in capital	295,532	303,269
Accumulated deficit	(172,966)	(171,754)

Total Stockholders’ Equity	122,935	131,896

Total Liabilities and Stockholders’ Equity	$149,147	$159,866

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP Income (Loss) from Operations to Operating Income Before Amortization (OIBA)

and Adjusted Operating Income Before Amortization (Adjusted OIBA)

(in thousands)

(unaudited)

	Three Months Ended
	September 30,
	2012	2013
Income (loss) from operations	$(421)	$1,006
Stock-based compensation	3,702	2,365
Amortization of intangible assets from acquisitions	1,055	709

Operating income before amortization (OIBA)	4,336	4,080
Acquisition and separation related costs	296	286
Domain sales and related cost	—	(839)
Gain on sales and disposals of intangible assets, net	(713)	(1,047)

Adjusted operating income before amortization (Adjusted OIBA)	$3,919	$2,480

	Nine Months Ended September 30,
	2012	2013
Income from operations	$121	$1,205
Stock-based compensation	12,395	6,875
Amortization of intangible assets from acquisitions	3,674	2,500

Operating income before amortization (OIBA)	16,190	10,580
Acquisition and separation related costs	164	940
Domain sales and related cost	—	(839)
Gain on sales and disposals of intangible assets, net	(5,434)	(3,739)

Adjusted operating income before amortization (Adjusted OIBA)	$10,920	$6,942

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation from Net Cash provided by Operating Activities to Adjusted EBITDA

(in thousands)

(unaudited)

	Three Months Ended
	September 30,
	2012	2013
Net cash provided by operating activities	$3,656	$4,332
Changes in asset and liabilities	811	(1,374)
Income tax expense (benefit)	(49)	389
Separation related costs	296	286
Interest expense and other, net	28	15
Less: Domain sales contribution	—	(839)
Loss from discontinued operations, net of tax	53	46
Tax effect on gain on sale of discontinued operations	—	563
Excess tax benefits related to stock compensation	42	13

Adjusted EBITDA	$4,837	$3,431

Net cash provided by (used in) investing activities	$(103)	$1,235

Net cash provided by (used in) financing activities	$(1,592)	$842

	Nine Months Ended
	September 30,
	2012	2013
Net cash provided by operating activities	$15,590	$7,487

Changes in asset and liabilities	(2,884)	482
Income tax expense	458	797
Acquisition and separation related costs	296	940
Interest expense and other, net	68	44
Less: Domain sales contribution	—	(839)
Loss from discontinued operations, net of tax	95	77
Tax effect on gain on sale of discontinued operations	—	563
Excess tax benefits related to stock compensation	162	209

Adjusted EBITDA	$13,785	$9,760

Net cash provided by investing activities	$3,123	$2,197

Net cash used in financing activities	$(20,622)	$(463)

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	September 30,
	2012	2013
Adjusted Non-GAAP EPS from continuing operations	$0.06	$0.04

Net income (loss) from continuing operations applicable to common stockholders - diluted (GAAP EPS)	$(0.02)	$0.02
Shares used to calculate diluted net income (loss) per share applicable to common stockholders	34,106	37,277

Net income (loss) applicable to common stockholders	$(666)	$1,481
Stock-based compensation	3,702	2,365
Acquisition and separation related costs	296	286
Amortization of intangible assets from acquisitions	1,055	709
Gain on sales and disposals of intangible assets, net	(713)	(1,047)
Domain sales contribution	—	(839)
Interest expense and other, net	118	19
Dividends paid to participating securities	123	—
Discontinued operations, net of tax	53	(883)
Estimated impact of income taxes	(1,399)	(488)

Adjusted Non-GAAP net income from continuing operations	$2,569	$1,603

Adjusted Non-GAAP EPS from continuing operations	$0.06	$0.04

Shares used to calculate diluted net income (loss) per share applicable to common stockholders	34,106	37,277

Weighted average stock options and common shares subject to purchase or cancellation (if applicable)	1,361	—
Weighted average common shares related to deferred acquisition payments	4,907	—

Diluted shares used to calculate Adjusted Non-GAAP EPS (1)	40,374	37,277

(1)	For the purpose of computing the number of diluted shares for Adjusted Non-GAAP EPS, Marchex uses the accounting guidance that would be applicable for computing the number of diluted shares for GAAP EPS.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(in thousands, except per share data)

(unaudited)

	Nine Months Ended September 30,
	2012	2013
Adjusted Non-GAAP EPS	$0.18	$0.12

Net income (loss) from continuing operations per share applicable to common stockholders - diluted (GAAP EPS)	$(0.03)	$0.01
Shares used to calculate diluted net income (loss) per share applicable to common stockholders	33,879	36,371

Net income (loss) applicable to common stockholders	$(1,124)	$1,212
Stock-based compensation	12,395	6,875
Acquisition and separation related costs	164	940
Amortization of intangible assets from acquisitions	3,674	2,500
Gain on sales and disposals of intangible assets, net	(5,434)	(3,739)
Domain sales contribution	—	(839)
Interest expense and other, net	430	48
Dividends paid to participating securities	262	—
Tax valuation allowance	—	651
Discontinued operations, net of tax	95	(852)
Estimated impact of income taxes	(3,373)	(2,291)

Adjusted Non-GAAP net income from continuing operations	$7,089	$4,505

Adjusted Non-GAAP EPS from continuing operations	$0.18	$0.12

Shares used to calculate diluted net income (loss) per share applicable to common stockholders	33,879	36,371

Weighted average stock options and common shares subject to purchase or cancellation (if applicable)	1,340	—
Weighted average common shares related to deferred acquisition payments	4,907	—

Diluted shares used to calculate Adjusted Non-GAAP EPS (1)	40,126	36,371

(1)	For the purpose of computing the number of diluted shares for non-GAAP EPS, Marchex uses the accounting guidance that would be applicable for computing the number of diluted shares for GAAP EPS.

MARCHEX, INC. AND SUBSIDIARIES

(in thousands)

(unaudited)

Reconciliation of GAAP Income (Loss) from Operations to Operating Income before Amortization (OIBA)

and Adjusted Operating Income Before Amortization (Adjusted OIBA)

	3 months ended							9 months ended
	3/31/2012	6/30/2012	9/30/2012	12/31/2012	3/31/2013	6/30/2013	9/30/2013	9/30/2012	9/30/2013
Income (loss) from operations	$(616)	$1,158	$(421)	$(17,364)	$297	$(98)	$1,006	$121	$1,205
Stock-based compensation	3,891	4,802	3,702	3,243	1,907	2,603	2,365	12,395	6,875
Amortization of intangible assets from acquisitions	1,537	1,082	1,055	1,055	1,055	736	709	3,674	2,500

Operating income before amortization (OIBA)	4,812	7,042	4,336	(13,066)	3,259	3,241	4,080	16,190	10,580
Acquisition and separation related costs	(132)	—	296	589	345	309	286	164	940
Impairment of goodwill	—	—	—	15,837	—	—	—	—	—
Domain sales contribution	—	—	—	—	—	—	(839)	—	(839)
Gain on sales and disposals of intangible assets, net	(1,463)	(3,258)	(713)	(862)	(1,362)	(1,330)	(1,047)	(5,434)	(3,739)

Adjusted operating income before amortization (Adjusted OIBA)	$3,217	$3,784	$3,919	$2,498	$2,242	$2,220	$2,480	$10,920	$6,942

Reconciliation from Net Cash provided by Operating Activities to Adjusted EBITDA

	3 months ended							9 months ended
	3/31/2012	6/30/2012	9/30/2012	12/31/2012	3/31/2013	6/30/2013	9/30/2013	9/30/2012	9/30/2013
Net cash provided by operating activities	$3,954	$7,980	$3,656	$4,311	$2,141	$1,014	$4,332	$15,590	$7,487
Changes in asset and liabilities	302	(3,997)	811	(17,696)	462	1,394	(1,374)	(2,884)	482
Income tax expense (benefit)	(88)	595	(49)	16,109	165	243	389	458	797
Separation related costs	—	—	296	589	345	309	286	296	940
Less: Domain sales contribution	—	—	—	—	—	—	(839)	—	(839)
Discontinued operations, net of tax	(10)	52	53	843	31	(0)	46	95	77
Tax effect of gain on sale of discontinued operations	—	—	—	—	—	—	563	—	563
Interest expense and other, net	18	22	28	19	17	12	15	68	44
Excess tax benefits related to stock compensation	97	23	42	146	7	189	13	162	209

Adjusted EBITDA	$4,273	$4,675	$4,837	$4,321	$3,168	$3,161	$3,431	$13,785	$9,760

Net cash provided by (used in) investing activities	$1,194	$2,032	$(103)	$197	$512	$449	$1,235	$3,123	$2,196

Net cash provided by (used in) financing activities	$(1,296)	$(17,734)	$(1,592)	$(24,112)	$(1,483)	$179	$842	$(20,622)	$(463)

MARCHEX, INC. AND SUBSIDIARIES

Quarterly Financial Summary Information

(in thousands)

NON-GAAP MEASURES

Amounts below exclude Domain Sales and Discontinued Operations

CONSOLIDATED	Q112	Q212	Q312	Q412	Q113	Q213	Q313
Non-GAAP Revenue	$33,835	$32,832	$33,691	$32,436	$34,732	$37,578	$39,661
Adjusted OIBA	$3,217	$3,784	$3,919	$2,498	$2,242	$2,220	$2,480
Adjusted EBITDA	$4,273	$4,675	$4,837	$4,321	$3,168	$3,161	$3,431

CALL-DRIVEN	Q112	Q212	Q312	Q412	Q113	Q213	Q313
GAAP Revenue	$26,651	$27,497	$29,269	$28,470	$31,108	$33,893	$35,668
Adjusted OIBA	$171	$1,513	$2,199	$1,145	$1,357	$1,496	$1,690
Adjusted EBITDA	$980	$2,316	$3,063	$2,917	$2,245	$2,399	$2,598

ARCHEO	Q112	Q212	Q312	Q412	Q113	Q213	Q313
Non-GAAP Revenue	$7,184	$5,335	$4,422	$3,965	$3,624	$3,685	$3,993
Adjusted OIBA	$3,046	$2,270	$1,720	$1,353	$885	$724	$790
Adjusted EBITDA	$3,293	$2,359	$1,774	$1,404	$923	$762	$833

Prior periods have been adjusted to confirm to current period presentation due to change in segment profitability measures.

MARCHEX, INC. AND SUBSIDIARIES

Financial Summary by Segment

(in thousands)

(unaudited)

	Three months ended							Nine months ended
	3/31/2012	6/30/2012	9/30/2012	12/31/2012	3/31/2013	6/30/2013	9/30/2013	9/30/2012	9/30/2013
Marchex - consolidated
Revenue excluding Discontinued Operations[4] - GAAP	$33,835	$32,832	$33,691	$32,436	$34,732	$37,578	$40,560	$100,358	$112,870
Revenue excluding Discontinued Operations and Domain Sales[2]	$33,835	$32,832	$33,691	$32,436	$34,732	$37,578	$39,661	$100,358	$111,971
Revenue with Domain Sales[3] and excluding Discontinued Operations	$35,309	$36,102	$34,404	$33,299	$36,094	$38,908	$41,607	$105,815	$116,609
Revenue including Discontinued Operations and excluding Domain Sales[2]	$35,481	$34,014	$34,821	$33,990	$36,213	$39,019	$39,923	$104,316	$115,155
Revenue with Domain Sales[3] and including Discontinued Operations	$36,955	$37,284	$35,534	$34,853	$37,575	$40,349	$41,869	$109,773	$119,793
Adjusted OIBA excluding Discontinued Operations and Domain Sales[2]	$3,217	$3,784	$3,919	$2,498	$2,242	$2,220	$2,480	$10,920	$6,942
Adjusted OIBA with Domain Sales and excluding Discontinued Operations[4]	$4,681	$7,042	$4,631	$3,360	$3,604	$3,550	$4,366	$16,354	$11,520
Adjusted OIBA including Discontinued Operations and excluding Domain Sales[2]	$3,252	$3,728	$3,862	$2,589	$2,205	$2,231	$2,409	$10,842	$6,845
Adjusted OIBA with Domain Sales[3] and including Discontinued Operations	$4,715	$6,986	$4,575	$3,451	$3,568	$3,561	$4,295	$16,276	$11,424
Adjusted EBITDA excluding Discontinued Operations and Domain Sales[2]	$4,273	$4,675	$4,837	$4,321	$3,168	$3,161	$3,431	$13,785	$9,760
Adjusted EBITDA with Domain Sales[3] and excluding Discontinued Operations[4]	$5,737	$7,933	$5,550	$5,183	$4,530	$4,490	$5,317	$19,219	$14,337
Adjusted EBITDA including Discontinued Operations and excluding Domain Sales[2]	$4,309	$4,619	$4,781	$4,412	$3,133	$3,172	$3,359	$13,709	$9,664
Adjusted EBITDA with Domain Sales[3] and including Discontinued Operations	$5,773	$7,877	$5,493	$5,275	$4,495	$4,501	$5,245	$19,143	$14,241

Call-Driven and Other[1]
Revenue	$26,651	$27,497	$29,269	$28,470	$31,108	$33,893	$35,668	$83,417	$100,669
Adjusted OIBA	$171	$1,513	$2,199	$1,145	$1,357	$1,496	$1,690	$3,883	$4,543
Adjusted EBITDA	$980	$2,316	$3,063	$2,917	$2,245	$2,399	$2,598	$6,359	$7,242

Archeo[1]
Revenue excluding Discontinued Operations	$7,184	$5,335	$4,422	$3,965	$3,624	$3,685	$4,893	$16,941	$12,202
Revenue excluding Discontinued Operations and Domain Sales[2]	$7,184	$5,335	$4,422	$3,965	$3,624	$3,685	$3,993	$16,941	$11,303
Revenue with Domain Sales excluding Discontinued Operations[4]	$8,658	$8,605	$5,135	$4,828	$4,986	$5,016	$5,940	$22,398	$15,942

Revenue including Discontinued Operations and excluding Domain Sales[2]	$8,830	$6,517	$5,552	$5,519	$5,106	$5,127	$4,256	$20,899	$14,489
Revenue with Domain Sales[3] and including Discontinued Operations	$10,304	$9,787	$6,265	$6,382	$6,467	$6,457	$6,202	$26,356	$19,126
Adjusted OIBA excluding Discontinued Operations and Domain Sales[2]	$3,046	$2,270	$1,720	$1,353	$885	$724	$790	$7,036	$2,399
Adjusted OIBA with Domain Sales[3] excluding Discontinued Operations[4]	$4,510	$5,528	$2,431	$2,215	$2,246	$2,054	$2,676	$12,469	$6,976
Adjusted OIBA including Discontinued Operations and excluding Domain Sales[2]	$3,081	$2,215	$1,662	$1,444	$849	$735	$719	$6,958	$2,303
Adjusted OIBA with Domain Sales[3] and including Discontinued Operations	$4,544	$5,472	$2,375	$2,306	$2,211	$2,065	$2,605	$12,391	$6,881
Adjusted EBITDA excluding Discontinued Operations and Domain Sales[2]	$3,293	$2,359	$1,774	$1,404	$923	$762	$833	$7,426	$2,518
Adjusted EBITDA with Domain Sales excluding Discontinued Operations[4]	$4,757	$5,617	$2,487	$2,266	$2,285	$2,091	$2,719	$12,860	$7,095
Adjusted EBITDA including Discontinued Operations and excluding Domain Sales[2]	$3,329	$2,303	$1,718	$1,495	$888	$773	$761	$7,350	$2,422
Adjusted EBITDA with Domain Sales[3] and including Discontinued Operations	$4,793	$5,561	$2,430	$2,358	$2,250	$2,102	$2,647	$12,784	$6,999

1	The financial results for Call-Driven and Archeo are preliminary and have been derived from the unaudited consolidated financial statements of Marchex, Inc. for all periods presented. Corporate overhead expenses have been reallocated in prior periods to conform to current period presentation. The unaudited Call-Driven financial results include certain direct operating expenses and general corporate overhead expenses in all periods presented. The unaudited Archeo financial results include direct operating expenses for all periods presented.
2	In September 2013, Marchex announced and launched its Domain Marketplace and through it, commenced buying and selling of domains. Domain sales occurring after this date are included in revenue and related cost in service cost. Prior to this date, domain sales were recognized in gain on sales and disposals of intangible assets in the unaudited condensed consolidated financial statements.
3	Includes all domain sales recognized in gain on sales and disposals of intangible assets and in revenue and service costs.
4	Operating results of discontinued operations relate to certain pay-per-click assets sold in July 2013 and are included in discontinued operations- net of tax in the unaudited condensed consolidated financial statements.

MARCHEX, INC. AND SUBSIDIARIES

Archeo and Discontinued Operations

(in thousands)

(unaudited)

	Three months ended							Nine months ended
	3/31/2012	6/30/2012	9/30/2012	12/31/2012	3/31/2013	6/30/2013	9/30/2013	9/30/2012	9/30/2013
Archeo[1] including Discontinued Operations[4]
Revenue excluding Domain Sales[2]	$8,830	$6,517	$5,552	$5,519	$5,106	$5,127	$4,256	$20,899	$14,489
Revenue with Domain Sales[4]	$10,304	$9,787	$6,265	$6,382	$6,467	$6,457	$6,202	$26,356	$19,126

Adjusted OIBA excluding Domain Sales[3]	$3,081	$2,215	$1,662	$1,444	$849	$735	$719	$6,958	$2,303
Adjusted OIBA with Domain Sales[4]	$4,544	$5,472	$2,375	$2,306	$2,211	$2,065	$2,605	$12,391	$6,881

Adjusted EBITDA excluding Domain Sales[3]	$3,329	$2,303	$1,718	$1,495	$888	$773	$761	$7,350	$2,422
Adjusted EBITDA with Domain Sales[4]	$4,793	$5,561	$2,430	$2,358	$2,250	$2,102	$2,647	$12,784	$6,999

Discontinued Operations[4]
Revenue	$1,646	$1,182	$1,130	$1,554	$1,481	$1,441	$262	$3,958	$3,185
Adjusted OIBA	$35	$(56)	$(57)	$91	$(36)	$10	$(71)	$(78)	$(97)
Adjusted EBITDA	$36	$(56)	$(56)	$92	$(36)	$11	$(71)	$(76)	$(96)

Archeo excluding Discontinued Operations
Revenue excluding Domain Sales[3]	$7,184	$5,335	$4,422	$3,965	$3,624	$3,685	$3,993	$16,941	$11,303
Revenue with Domain Sales[4]	$8,658	$8,605	$5,135	$4,828	$4,986	$5,016	$5,940	$22,398	$15,942

Adjusted OIBA excluding Domain Sales[3]	$3,046	$2,270	$1,720	$1,353	$885	$724	$790	$7,036	$2,399
Adjusted OIBA with Domain Sales[4]	$4,510	$5,528	$2,431	$2,215	$2,246	$2,054	$2,676	$12,469	$6,976

Adjusted EBITDA excluding Domain Sales[3]	$3,293	$2,359	$1,774	$1,404	$923	$762	$833	$7,426	$2,518
Adjusted EBITDA with Domain Sales[4]	$4,757	$5,617	$2,487	$2,266	$2,285	$2,091	$2,719	$12,860	$7,095

1	The financial results of Archeo are preliminary and have been derived from the unaudited consolidated financial statements of Marchex, Inc. for all periods presented. The unaudited Archeo financial results include direct operating expenses for all periods presented.
2	In September 2013, Marchex announced and launched its Domain Marketplace and through it, commenced buying and selling of domains. Domain sales occuring after this date are included in revenue and related cost in service cost. Prior to this date, domain sales were recognized in gain on sales and disposals of intangible assets in the unaudited condensed consolidated financial statements.
3	Includes all domain sales recognized in gain on sales and disposals of intangible assets and in revenue and service costs
4	Operating results of discontinued operations relate to certain pay-per-click assets sold in July 2013 and are included in discontinued operations-net of tax in the unaudited condensed consolidated financial statements.

MARCHEX, INC. AND SUBSIDIARIES

Corporate Overhead Cost Allocation by Segment

(in thousands)

(unaudited)

	Three months ended							Nine months ended
	3/31/2012	6/30/2012	9/30/2012	12/31/2012	3/31/2013	6/30/2013	9/30/2013	9/30/2012	9/30/2013
Call Driven and Other[1]
Adjusted OIBA	$171	$1,513	$2,199	$1,145	$1,357	$1,496	$1,690	$3,883	$4,543
Adjusted EBITDA	$980	$2,316	$3,063	$2,917	$2,245	$2,399	$2,598	$6,359	$7,243

Effect of Reallocated Corporate Overhead Costs:
Corporate Overhead Costs[5]	$675	$701	$574	$616	$855	$772	$658	$1,950	$2,285

Adjusted OIBA before Reallocation of corporate overhead costs	$846	$2,214	$2,774	$1,762	$2,212	$2,268	$2,348	$5,834	$6,828
Adjusted EBITDA before Reallocation corporate overhead costs	$1,655	$3,017	$3,637	$3,533	$3,100	$3,171	$3,256	$8,309	$9,527

Archeo[1]
Adjusted OIBA excluding Discontinued Operations[4] and Domain Sales[2]	$3,046	$2,270	$1,720	$1,353	$885	$724	$790	$7,036	$2,399
Adjusted OIBA with Domain Sales[4] excluding Discontinued Operations	$4,510	$5,528	$2,431	$2,215	$2,246	$2,054	$2,676	$12,469	$6,976
Adjusted OIBA including Discontinued Operations[4]	$3,081	$2,215	$1,662	$1,444	$849	$735	$719	$6,958	$2,303
Adjusted OIBA with Domain Sales[4] and including Discontinued Operations	$4,544	$5,472	$2,375	$2,306	$2,211	$2,065	$2,605	$12,391	$6,881
Adjusted EBITDA excluding Discontinued Operations[4] and Domain Sales[2]	$3,293	$2,359	$1,774	$1,404	$923	$762	$833	$7,426	$2,518
Adjusted EBITDA with Domain Sales[4] excluding Discontinued Operations	$4,757	$5,617	$2,487	$2,266	$2,285	$2,091	$2,719	$12,860	$7,096
Adjusted EBITDA including Discontinued Operations[4]	$3,329	$2,303	$1,718	$1,495	$888	$773	$761	$7,350	$2,422
Adjusted EBITDA with Domain Sales[4] including Discontinued Operations	$4,793	$5,561	$2,430	$2,358	$2,250	$2,102	$2,647	$12,784	$6,999

Effect of Reallocated Corporate Overhead Costs:
Corporate Overhead Costs[5]	$(675)	$(701)	$(574)	$(616)	$(855)	$(772)	$(658)	$(1,950)	$(2,285)

Adjusted OIBA excluding Discontinued Operations[4] and Domain Sales[2]	$2,372	$1,569	$1,145	$736	$30	$(48)	$132	$5,086	$114
Adjusted OIBA with Domain Sales[4] excluding Discontinued Operations	$3,835	$4,827	$1,857	$1,599	$1,391	$1,282	$2,018	$10,519	$4,691
Adjusted OIBA including Discontinued Operations[4]	$2,406	$1,514	$1,088	$828	$(6)	$(37)	$61	$5,008	$18
Adjusted OIBA with Domain Sales[4] and including Discontinued Operations	$3,869	$4,771	$1,801	$1,690	$1,356	$1,293	$1,947	$10,441	$4,596
Adjusted EBITDA excluding Discontinued Operations[4] and Domain Sales[2]	$2,618	$1,658	$1,200	$788	$68	$(10)	$175	$5,476	$233
Adjusted EBITDA with Domain Sales[4] excluding Discontinued Operations	$4,082	$4,916	$1,913	$1,650	$1,430	$1,319	$2,061	$10,910	$4,811
Adjusted EBITDA including Discontinued Operations[4]	$2,654	$1,602	$1,144	$879	$33	$1	$103	$5,400	$137
Adjusted EBITDA with Domain Sales[4] including Discontinued Operations	$4,118	$4,860	$1,856	$1,741	$1,395	$1,330	$1,989	$10,834	$4,714

1	The financial results for Call-Driven and Archeo are preliminary and have been derived from the unaudited consolidated financial statements of Marchex, Inc. for all periods presented. Corporate overhead expenses have been reallocated in prior periods to conform to current period presentation. The unaudited Call-Driven financial results include certain direct operating expenses and general corporate overhead expenses in all periods presented. The unaudited Archeo financial results include direct operating expenses for all periods presented.
2	In September 2013, Marchex announced and launched its Domain Marketplace and through it, commenced buying and selling of domains. Domain sales occuring after this date are included in revenue and related cost in service cost. Prior to this date, domain sales were recognized in gain on sales and disposals of intangible assets in the unaudited consolidated financial statements.
3	Includes all domain sales recognized in gain on sales and disposals of intangible assets and in revenue and service costs.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation to Reported Financial and Non-GAAP Information

(in thousands)

(unaudited)

	Three months ended							Nine months ended
	3/31/2012	6/30/2012	9/30/2012	12/31/2012	3/31/2013	6/30/2013	9/30/2013	9/30/2012	9/30/2013
Revenue
Consolidated excluding Discontinued Operations - GAAP	$33,835	$32,832	$33,691	$32,436	$34,732	$37,578	$40,560	$100,358	$112,870
Less: Domain sales recognized in revenue[3]	—	—	—	—	—	—	899	—	899

Consolidated excluding Domain Sales[1]	$33,835	$32,832	$33,691	$32,436	$34,732	$37,578	$39,661	$100,358	$111,971
Add: Domain sales recognized in revenue[5]	—	—	—	—	—	—	899	—	899
Add: Domain Sales[1]	1,474	3,270	713	863	1,362	1,330	1,047	5,457	3,739

Consolidated with Domain Sales[1]	35,309	36,102	34,404	33,299	36,094	38,908	41,607	105,815	116,609
Add: Discontinued Operations[6]	1,646	1,182	1,130	1,554	1,481	1,441	262	3,958	3,184

Consolidated with Domain Sales and Discontinued Operations[1]	$36,955	$37,284	$35,534	$34,853	$37,575	$40,349	$41,869	$109,773	$119,793
Less: Domain sales recognized in revenue[3]	—	—	—	—	—	—	899	—	899
Less: Domain Sales[1]	1,474	3,270	713	863	1,362	1,330	1,047	5,457	3,739

Consolidated with Discontinued Operations[1] and excluding Domain Sales	$35,481	$34,014	$34,821	$33,990	$36,213	$39,019	$39,923	$104,316	$115,155
Less: Discontinued Operations	1,646	1,182	1,130	1,554	1,481	1,441	262	3,958	3,184
Archeo excluding Domain Sales[4]	7,184	5,335	4,422	3,965	3,624	3,685	3,993	16,941	11,302
Other	181	175	174	181	171	162	131	530	464

Call-Driven[4]	$26,470	$27,322	$29,095	$28,290	$30,937	$33,731	$35,537	$82,887	$100,205

Adjusted operating income[4]
Consolidated excluding Discontinued Operations	$3,217	$3,784	$3,919	$2,498	$2,242	$2,220	$2,480	$10,920	$6,942
Add: Gain on Domain Sales and Domain Sales Contribution[7]	1,463	3,258	713	862	1,362	1,330	1,886	5,434	4,578

Consolidated with Domain Sales	4,680	7,042	4,632	3,360	3,604	3,550	4,366	16,354	11,520
Add: Discontinued Operations[6]	35	(56)	(57)	91	(36)	10	(71)	(78)	(97)

Consolidated with Domain Sales and Discontinued Operations	$4,715	$6,986	$4,575	$3,451	$3,568	$3,560	$4,295	$16,276	$11,423
Less: Gain on Domain Sales and Domain Sales Contribution[7]	1,463	3,258	713	862	1,362	1,330	1,886	5,434	4,578

Consolidated with Discontinued Operations	$3,252	$3,728	$3,862	$2,589	$2,206	$2,230	$2,409	$10,842	$6,845
Less: Discontinued Operations	35	(56)	(57)	91	(36)	10	(71)	(78)	(97)
Archeo excluding Domain Sales[4]	3,046	2,271	1,720	1,353	885	724	790	7,037	2,399
Other	71	116	104	105	106	86	75	291	267

Call-Driven[4]	$100	$1,397	$2,095	$1,040	$1,251	$1,410	$1,615	$3,592	$4,276

Adjusted EBITDA[5]
Consolidated excluding Discontinued Operations	$4,273	$4,675	$4,837	$4,321	$3,168	$3,161	$3,431	$13,785	$9,760
Add: Gain on Domain Sales and Domain Sales Contribution[7]	1,463	3,258	713	862	1,362	1,330	1,886	5,434	4,578

Consolidated with Domain Sales	5,736	7,933	5,550	5,183	4,530	4,491	5,317	19,219	14,338
Add: Discontinued Operations[6]	36	(56)	(56)	92	(36)	11	(71)	(76)	(96)

Consolidated with Domain Sales and Discontinued Operations	$5,772	$7,877	$5,494	$5,275	$4,494	$4,502	$5,246	$19,143	$14,242
Less: Gain on Domain Sales and Domain Sales Contribution[7]	1,463	3,258	713	862	1,362	1,330	1,886	5,434	4,578

Consolidated with Discontinued Operations	$4,309	$4,619	$4,781	$4,413	$3,132	$3,172	$3,360	$13,709	$9,664
Less: Discontinued Operations	36	(56)	(56)	92	(36)	11	(71)	(76)	(96)
Archeo with Domain Sales[4]	3,293	2,359	1,774	1,404	923	762	833	7,426	2,518
Other	71	116	104	105	106	86	75	291	267

Call-Driven[4]	$909	$2,200	$2,959	$2,812	$2,139	$2,313	$2,523	$6,068	$6,975

1	These are non-GAAP measures of financial results which are adjusted for sales proceeds from sales of intangible assets, domain sales recognized as revenue[3] and/or revenue from Discontinued Operations6.
2	Sales proceeds from sales of intangible domain assets.
3	In September 2013, Marchex announced and launched its Domain Marketplace and through it, commenced buying and selling of domains. Domain sales occuring after this date are included in revenue and related cost in service cost. Prior to this date, domain sales were recognized in gain on sales and disposals of intangible assets in the unaudited condensed consolidated financial statements.
4	The financial results for Call-Driven and Archeo are preliminary and have been derived from the unaudited condensed consolidated financial statements of Marchex, Inc. for all periods presented. Corporate overhead expenses have been reallocated in prior periods to conform to current period presentation. The unaudited Call-Driven financial results include certain direct operating expenses and general corporate overhead expenses in all periods presented. The unaudited Archeo financial results include direct operating expenses for all periods presented.
5	These are non-GAAP measures of operating results and liquidity. These non-GAAP measures are adjusted for net gains from sales of intangible assets, direct contriubtion of domain sales sold through Marchex’s Domain Marketplace[5] and/or include operating results of Discontinued Operations[6].
6	Financial results of discontinued operations related to certain pay-per-click assets sold in July 2013 and are included in discontinued operations, net of tax in the unaudited condensed consolidated financial statements.
7	Includes net gains from sales of intangible assets and direct contribution of domain sales sold through Marchex’s Domain Marketplace[5].